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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2011 to September 30, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2011

Fixed-Income Fund

■	ING SPorts Core Fixed Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Lack of euro zone progress grips markets

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Faced with a situation that, if mishandled, could compromise the euro, European leaders so far have offered only half-measures in their attempts to move toward a comprehensive solution for the currency bloc. With the stability of Italy — Europe’s third-largest economy — now in question, the need for an effective policy response has become even more acute. While the European debt deal reached in late October enhanced the firepower of the region’s rescue fund, the details of how this will be accomplished have yet to be fully fleshed out.

Well-publicized political turmoil in Greece has threatened to derail the debt deal. Investors are expressing similar doubts about Italy’s ability to embrace fiscal austerity, driving up interest rates on the country’s debt. The euro zone crisis is a result of weaker countries such as Italy and

Greece being forced to compete in the same currency with stronger nations such as Germany. Many experts believe these fundamental imbalances may cause recurring crises even if the current one is fixed, suggesting that euro zone volatility may be a long-term factor in the financial markets.

Where do investors turn in times of uncertainty? Usually sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current political trend toward fiscal austerity downplays this important function and may prolong the global economic malaise.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Investment Management, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

November 8, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2011

As our new fiscal year started, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM , measured in local currencies, including net reinvested dividends, were up 3.58%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies, including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on, the patient took a turn for the worse and by the end of September global equities were down 15.34% for the six-month period. (The MSCI World IndexSM returned (16.22)% for the six-month period, measured in U.S. dollars.)

It did not happen right away. In April the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through September, with 42.9% unemployed for more than 26 weeks. By then the average number of new jobs created in the last three months had slumped to just 35,000, including the shrinking government sector.

In the housing market, sales of new homes were on pace for the lowest year since records began decades ago. The main disappointment however, was the confirmation in May of the “double dip” in housing prices, when the S&P/Case-Shiller 20-City Composite Home Price Index was reported as having fallen below the near term trough recorded in April 2009.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was revised down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

There would be no cheer on the political front as parties deadlocked on the issue of raising the debt ceiling. A stopgap agreement avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. Federal Reserve Chairman Bernanke pointed out on August 26 that monetary policy could only go so far in stimulating activity. President Obama duly proposed a $447 billion fiscal stimulus package in early September. But it was expected to go nowhere as it also included tax increases on households with higher incomes.

Yet the main market driver on most days was the latest news on the euro zone’s deteriorating sovereign debt crisis. In early July, talks on a second bail-out for Greece stalled. Rumors swirled that euro zone finance ministers were about to give up on Greece and allow a default. Attention quickly turned to the much bigger bond markets of Spain and especially Italy, with debt at 120% of GDP. If default was now an option, why not for Spain and Italy? Italian and

Spanish bond yields soared to euro-era high levels, retreating only when the European Central Bank started buying the bonds in the open market, a role it was never meant to play. As for Greece, a second bail-out package was finally agreed upon. But the next installment of funds from the first bail-out package is still outstanding because Greece, set to run out of cash in mid-October, is unable to meet the agreed fiscal targets that came with it.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 6.20% in the six months through September. As one might expect, the sub-index representing Treasuries did best, returning 9.02%, but interestingly the Barclays Capital Corporate Investment Grade Bond Index also rose, albeit by less: 5.20%. Risk aversion was most clearly seen in the high yield bond sector where the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index fell 5.12%.

U.S. equities, represented by the S&P 500® Index, including dividends, fell by 13.78%, led by the most vulnerable sectors: financials, industrials, energy and materials, which sank by more than 20%. The operating earnings of S&P 500® companies in the second quarter exceeded their all time record of exactly four years before, as expected, but estimates for future quarters were coming down as September ended.

Currency markets increasingly witnessed a flight to safety, but safety is relative. The worsening euro zone debt crisis meant that the dollar gained against the euro, by 3.68% and less directly against the pound, by 2.60%. But the dollar fell back against the yen by 7.53% despite intervention, the chronic strength of that currency usually attributed to its current account surplus and evidently in September, the repatriation of overseas investments.

In international markets, the MSCI Japan® Index lost 12.83% in the six months through September, to the lowest level since March 2009, as GDP fell for three consecutive quarters in the wake of natural disasters earlier in the year. The MSCI Europe ex UK® Index plunged 20.20% into bear market territory, led by banks, down 34%. Quarterly euro zone growth fell to just 0.2%, while purchasing managers’ indices dipped into contraction as the period ended. The MSCI UK® Index dropped 11.44%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials and industrials held up rather better.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Bank of America/Merrill Lynch U.S. 1-10 Year Corporate Bond Index	A market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of September 30, 2011

(as a percentage of net assets)

Financials	35.3%
Energy	16.0%
Utilities	11.1%
Materials	10.4%
Consumer Discretionary	10.0%
Consumer Staples	9.8%
Industrials	3.6%
Assets in Excess of Other Liabilities	3.8%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Richard Kilbride and Karen Cronk, portfolio managers of ING Investment Management Co. — the Adviser.

Performance: For the six-month period ended September 30, 2011, the Fund returned 3.01%, compared to the Bank of America/Merrill Lynch U.S. Corporate 1-10 Year Index (the “Index”) which returned 2.50% for the same period.

Portfolio Specifics: This Fund seeks to gain additional diversification in credit exposure for certain separate account clients, and is only available as an embedded structure inside those certain separately managed account strategies. The investor’s full experience includes the securities held inside the Fund as well as those held outside it in the separate account.

Performance during the six months should be viewed in the context of an environment of declining interest rates as global economies weakened during the measurement period. At the same time, credit spreads rose reflecting the market reductions in the price of risk assets.

In the six months ending September 30, 2011, 10- year U.S. Treasury rates fell from 3.45% at the start of the period and finished the period at 1.92%. During the same time, spreads for the Index widened from +144 basis points (“bp”) of option adjusted spread above treasuries (“OAS”) at the beginning of the period and ended at +255 bp OAS. A widening of spreads over Treasuries represents a price decline compared with the prices of Treasury securities.

Over the period the Fund’s holdings were generally more conservative than the Index as a whole and did not widen as much as the benchmark. Specifically, the Fund held an underweight in the banking sector, which contributed positively to performance. Additionally, the Fund held a greater exposure to interest rate risk than the benchmark; therefore, this element also contributed to better price performance than the Index in a period when interest rates fell.

Current Strategy & Outlook: Our views are very much unchanged from our last report to our shareholders. The major challenge for investors remains predicting the shape of an economic recovery. We have continued to expect the economy to exhibit weak trend growth. Simply put, the engines of a robust economic turnaround are absent. Consumer spending, a key component of GDP growth, remains challenged by limited wage growth, high unemployment and a need to rebuild balance sheets. At the same time, energy and fuel prices have risen, effectively disinflating other items in the consumer’s shopping basket.

Housing, usually a vanguard of economic growth, is also largely absent. The Federal Reserve’s accommodative policies have supported financial markets, but economic prosperity in the underlying economy is severely lacking.

These observations affirm our view that economic growth will remain sluggish. We believe monetary authorities will maintain an accommodative stance, continuing low short-term rates; and the yield curve will retain its current steep slope. We continue to expect range-bound Treasury rates due to the macroeconomic uncertainty. We believe corporate credit although more volatile, will continue to perform well given the strong balance sheets in the corporate sector, cost controls and exceptional technical factors. Going forward though, we believe that most of the return will stem from the coupon payments from the bonds and not price appreciation. We would think conservative security selection would become even more important in this volatile environment, though investors often seem willing to be less discriminating than we would expect.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Top Ten Holdings

as of September 30, 2011

(as a percentage of net assets)

Boeing Co., 3.750%, 11/20/16	3.6%
PepsiCo, Inc./NC, 3.000%, 08/25/21	3.4%
Coca-Cola Co/The, 1.500%, 11/15/15	3.3%
Intel Corp., 1.950%, 10/01/16	3.3%
McDonald’s Corp., 2.625%, 01/15/22	3.3%
Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	3.3%
Dow Chemical Co., 5.900%, 02/15/15	3.1%
Time Warner Cable, Inc., 5.000%, 02/01/20	2.9%
Transocean, Inc., 4.950%, 11/15/15	2.9%
Apache Corp., 3.625%, 02/01/21	2.9%

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*
$1,000.00	$1,030.10	0.00%	$0.00	$1,000.00	$1,025.00	0.00%	$0.00

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2011 (UNAUDITED)

ASSETS:
Investments in securities at value*	$8,710,287
Cash	302,735
Receivables:
Interest	66,720
Prepaid expenses	13,995
Reimbursement due from manager	13,396

Total assets	9,107,133

LIABILITIES:
Income distribution payable	23,938
Payable for directors fees	136
Other accrued expenses and liabilities	28,203

Total liabilities	52,277

NET ASSETS	$9,054,856

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,838,337
Distributions in excess of net investment income	(2,940)
Accumulated net realized gain	135,072
Net unrealized appreciation	84,387

NET ASSETS	$9,054,856

* Cost of investments in securities	$8,625,900

Net Assets	$9,054,856
Shares outstanding**	869,908
Net asset value and redemption price per share	$10.41

**	Unlimited shares authorized; $0.001 par value, except for share classes not available.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)

INVESTMENT INCOME:
Interest	$137,872

Total investment income	137,872

EXPENSES:
Transfer agent fees	51
Shareholder reporting expense	10,591
Registration fees	14,811
Professional fees	17,839
Custody and accounting expense	2,562
Directors fees	100
Miscellaneous expense	1,900

Total expenses	47,854
Net waived and reimbursed fees	(47,854)

Net expenses	—

Net investment income	137,872

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain	11,713
Net change in unrealized appreciation or depreciation	73,240

Net realized and unrealized gain	84,953

Increase in net assets resulting from operations	$222,825

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2011	Year Ended March 31, 2011
FROM OPERATIONS:
Net investment income	$137,872	$248,671
Net realized gain	11,713	179,580
Net change in unrealized appreciation or depreciation	73,240	(100,047)

Increase in net assets resulting from operations	222,825	328,204

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(137,872)	(248,670)
Net realized gains	—	(201,444)

Total distributions	(137,872)	(450,114)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,750,950	2,123,518
Cost of shares redeemed	(155,969)	(590,424)

Net increase in net assets resulting from capital share transactions	1,594,981	1,533,094

Net increase in net assets	1,679,934	1,411,184

NET ASSETS:
Beginning of period	7,374,922	5,963,738

End of period	9,054,856	7,374,922

Distributions in excess of net investment income at end of period	$(2,940)	$(2,940)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
09-30-11	10.28	0.18		0.13	0.31	0.18	—	—	0.18	—	10.41	3.01	1.19	0.00	(4)	0.00	(4)	3.42	(4)	9,055	19
03-31-11	10.44	0.40	•	0.15	0.55	0.40	0.31	—	0.71	—	10.28	5.40	1.37	0.00	(4)	0.00	(4)	3.79	(4)	7,375	144
03-31-10	9.48	0.52		1.20	1.72	0.52	0.24	—	0.76	—	10.44	18.48	1.30	0.00	(4)	0.00	(4)	5.02	(4)	5,964	163
03-31-09	10.46	0.51		(0.80)	(0.29)	0.51	0.18	—	0.69	—	9.48	(2.64)	2.39	0.01	(4)	0.01	(4)	5.24	(4)	5,295	87
06-08-07(5) - 03-31-08	10.00	0.42		0.46	0.88	0.42	—	—	0.42	—	10.46	8.90	3.73	0.00	(4)	0.00	(4)	5.04	(4)	4,693	97

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Fund indefinitely, except certain extraordinary expenses.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of one series, ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) (the “Fund”).

Shareholders generally bear the common expenses of a fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Fund does not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Fund under its investment management agreement (“Management Agreement”). The Investment Adviser is absorbing all expenses of operating the Fund, except certain extraordinary expenses. However, the Fund is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of the Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the program sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchage (“NYSE”). Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time the Fund determines its NAV, events that occur between the ime of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the period ended September 30, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2011, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

Purchases	Sales
$2,965,859	$1,475,100

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to the Management Agreement between the Investment Adviser and the Trust, on behalf of the Fund. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory agreement, which would trigger the necessity for a new agreement that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2011, ING Life Insurance and Annuity Company, an indirect, wholly-owned subsidiary of ING Groep, owned 57.09% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investment Management Co. or its affiliate, ING Investments, LLC, until distribution in accordance with the Plan.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2011, the Fund had the following payables included in other accrued expenses and liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Audit	$6,112
Legal	4,285
Miscellaneous	4,519
Shareholder reporting	11,133

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of the Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Fund, which include the Fund’s share of any fees and expenses of any underlying funds whose shares are held by the Fund from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended September 30, 2011 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
9/30/2011	167,125	—	—	(14,827)	152,298	1,750,949	—	—	(155,969)	1,594,980
3/31/2011	203,008	—	—	(56,728)	146,280	2,123,518	—	—	(590,424)	1,533,094

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2011	Year Ended March 31, 2011
Ordinary Income	Ordinary Income	Long-Term Capital Gain
$137,872	$405,921	$44,193

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of September 30, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

NOTE 12 — SUBSEQUENT EVENT

Dividends. Subsequent to September 30, 2011, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0286	November 1, 2011	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 96.2%
	Consumer Discretionary: 10.0%
300,000	Coca-Cola Co/The, 1.500%, 11/15/15	$303,260	3.3
300,000	McDonald’s Corp., 2.625%, 01/15/22	298,960	3.3
300,000	PepsiCo, Inc./NC, 3.000%, 08/25/21	304,005	3.4
		906,225	10.0
	Consumer Staples: 9.8%
250,000	DirectTV Hldg., 3.550%, 03/15/15	261,066	2.9
250,000	Time Warner Cable, Inc., 5.000%, 02/01/20	266,369	2.9
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	104,561	1.2
250,000	Vodafone, 2.875%, 03/16/16	255,957	2.8
		887,953	9.8
	Energy: 16.0%
250,000	Apache Corp., 3.625%, 02/01/21	263,158	2.9
250,000	Noble Holding International Ltd., 3.050%, 03/01/16	257,725	2.8
300,000	Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	296,720	3.3
250,000	Transocean, Inc., 4.950%, 11/15/15	263,681	2.9
100,000	NuStar Logistics L.P., 6.050%, 03/15/13	105,857	1.2
250,000	Williams Partners L.P., 3.800%, 02/15/15	261,166	2.9
		1,448,307	16.0
	Financials: 35.3%
100,000	American Express Credit Corp., 5.875%, 05/02/13	106,100	1.2
250,000	American International Group, Inc., 5.850%, 01/16/18	248,563	2.7
250,000	Bank of America Corp., 5.625%, 07/01/20	230,947	2.5
88,000	Berkshire Hathaway, Inc., 2.125%, 02/11/13	89,463	1.0
250,000	Citigroup, Inc., 4.875%, 05/07/15	250,128	2.8
250,000	CNA Financial Corp., 5.750%, 08/15/21	253,095	2.8

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
200,000	#	FUEL Trust, 3.984%, 06/15/16	$196,149	2.2
250,000		General Electric Capital Corp., 4.375%, 09/16/20	255,214	2.8
150,000		Genworth Financial, Inc., 5.650%, 06/15/12	151,692	1.7
250,000		Goldman Sachs Group, Inc./The, 3.625%, 02/07/16	243,780	2.7
150,000		HSBC Finance Corp., 6.375%, 11/27/12	155,521	1.7
200,000		JPMorgan Chase & Co., 5.125%, 09/15/14	210,865	2.3
200,000		Korea DEV, 4.000%, 09/09/16	198,942	2.2
100,000		Morgan Stanley, 4.100%, 01/26/15	95,468	1.1
250,000		Suntrust Bk., 3.600%, 04/15/16	253,886	2.8
250,000		Svenska Handelsbanken AB, 3.125%, 07/12/16	251,837	2.8
			3,191,650	35.3
		Industrials: 3.6%
300,000		Boeing Co., 3.750%, 11/20/16	327,620	3.6

		Materials: 10.4%
250,000		Applied Materials, Inc., 4.300%, 06/15/21	261,408	2.9
250,000		Dow Chemical Co., 5.900%, 02/15/15	276,311	3.1
300,000		Intel Corp., 1.950%, 10/01/16	302,738	3.3
100,000		Plains All American Pipeline L.P., 4.250%, 09/01/12	102,828	1.1
			943,285	10.4
		Utilities: 11.1%
70,000		3M Co., 1.375%, 09/29/16	69,755	0.8
150,000		Commonwealth Edison Co., 1.625%, 01/15/14	151,167	1.7
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, 09/15/16	58,435	0.6
100,000		Detroit Edison Co, 3.450%, 10/01/20	103,251	1.1

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
250,000	Public Service Co. of Colorado, 3.200%, 11/15/20	$255,278	2.8
102,000	Public Service Co. of Oklahoma, 6.150%, 08/01/16	117,021	1.3
250,000	Wisconsin Electric Power Co., 2.950%, 09/15/21	250,340	2.8
		1,005,247	11.1
	Total Corporate Bonds/Notes (Cost $8,625,900)	8,710,287	96.2

	Assets in Excess of Other Liabilities	344,569	3.8

	Net Assets	$9,054,856	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$8,710,287	$—	$8,710,287

Total Investments, at value	$—	$8,710,287	$—	$8,710,287

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the period ended September 30, 2011.

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFISPORTS	(0911-111811)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 2, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 2, 2011